UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2007 (June 17, 2007)

CyberSource Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26477	77-0472961
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1295 Charleston Road, Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 965-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 17, 2007, an Agreement and Plan of Reorganization (the “Merger Agreement”) was entered into by and among CyberSource Corporation, a Delaware corporation (“CyberSource”), Congress Acquisition-Sub, Inc., a Delaware corporation and wholly owned subsidiary of CyberSource (“Merger Sub Corp.”), Congress Acquisition Sub 1, LLC, a Delaware limited liability company and wholly owned subsidiary of CyberSource (“Merger Sub LLC”), and Authorize.Net Holdings, Inc., a Delaware corporation (“Authorize.Net”). Pursuant to the Merger Agreement, Merger Sub Corp. shall be merged with and into Authorize.Net (the “Company Merger”), which shall be the surviving corporation (the “Company Surviving Corporation”) in the Company Merger, and the separate existence of Merger Sub Corp. shall thereupon cease. Next, the Company Surviving Corporation shall be merged with and into Merger Sub LLC (the “LLC Merger,” together with the Company Merger, the “Mergers”), which shall be the surviving limited liability company in the LLC Merger (the “Surviving LLC”) and the separate existence of Company Surviving Corporation shall thereupon cease.

Under the terms of the Merger Agreement, each issued and outstanding share of common stock of Authorize.Net shall be converted into the right to receive (i) 1.1611 shares of CyberSource common stock; (ii) a pro rata share of approximately $125 million in the form of a cash payment; and (iii) cash in lieu of fractional shares.

In addition, except as limited below, all vested and unvested options to purchase Authorize.Net common stock outstanding at the time of the consummation of the Mergers held by Authorize.Net employees who will join CyberSource shall be assumed in full by CyberSource and converted into an option to purchase CyberSource common stock. All executive officers of Authorize.Net who will not be joining CyberSource as employees following the consummation of the Mergers, all Authorize.Net directors, and certain other Authorize.Net employees, shall have their options cancelled in exchange for the right to receive a cash payment.

CyberSource and Authorize.Net have made customary representations, warranties and covenants in the Merger Agreement.

The Mergers are subject to customary conditions to closing, including (i) the approval of the holders of CyberSource’s common stock, (ii) the approval of the holders of Authorize.Net’s common stock, (iii) the declaration by the SEC that the joint proxy statement/prospectus is effective, (iv) the lapse of applicable waiting periods under the HSR Act, (v) the absence of any material adverse effect with respect to each party’s business (in each case, subject to certain exceptions), and (vi) the approval of CyberSource common stock to be issued in the Mergers to be listed on NASDAQ. The closing of the Mergers is expected to occur late in the third quarter or in the fourth quarter of the fiscal year ending December 31, 2007.

The Merger Agreement may be terminated by either CyberSource or Authorize.Net under certain circumstances, including if the Mergers are not consummated by November 30, 2007. The Merger Agreement also provides that upon termination under specified circumstances one party may be required to pay the other party a termination fee of $17 million.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement attached as Exhibit 2.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In conjunction with the execution of the aforementioned Merger Agreement, Scott Cruickshank, President and COO of CyberSource, resigned from his position as a member of the board of directors of CyberSource, effective on June 17, 2007.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the timing of the closing of the Mergers. These forward-looking statements involve important factors that could cause actual results to differ materially from those in the forward-looking statements. Such important factors involve risks and uncertainties including, but not limited to, unanticipated delays and difficulties in obtaining regulatory approvals and stockholder approvals, unanticipated delays and difficulties in satisfying the closing conditions to the Mergers, and other risks that are described from time to time in CyberSource Corporation’s Securities and Exchange Commission reports, including, but not limited to, CyberSource Corporation’s Annual Report on Form 10-K filed with the SEC on March 13, 2007. If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, CyberSource Corporation’s results could differ materially from CyberSource Corporation’s expectations in these statements. CyberSource Corporation assumes no obligation and does not intend to update these forward-looking statements.

Additional Information and Where to Find It

CyberSource Corporation and Authorize.Net Holdings, Inc. will file a joint proxy statement/prospectus with the SEC in connection with the proposed Mergers. Investors and security holders are urged to read the joint proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information regarding CyberSource Corporation, Authorize.Net Holdings, Inc., the proposed Mergers, the persons soliciting proxies in connection with the proposed Mergers on behalf of CyberSource Corporation and Authorize.Net Holdings, Inc. and the interests of those persons in the proposed Mergers and related matters. CyberSource Corporation and Authorize.Net Holdings, Inc. intend to mail the joint proxy statement/prospectus to their respective stockholders once such joint proxy statement/prospectus is declared effective by the SEC. Investors and security holders will be able to obtain a copy of the joint proxy statement/prospectus and other documents filed by CyberSource Corporation and Authorize.net with the SEC free of charge at the website maintained by the SEC at http://www.sec.gov. In addition, documents filed with the SEC by CyberSource Corporation are available free of charge by contacting CyberSource Corporation, Investor Relations, 1295 Charleston Road, Mountain View, California 94043, (650) 965-6000, and documents filed with the SEC by Authorize.Net Holdings, Inc. are available free of charge by contacting Authorize.Net Holdings, Inc., Investor Relations, 293 Boston Post Road West, Suite 220, Marlborough, Massachusetts 01752, (508) 229-3200.

Participants in Solicitation

CyberSource Corporation and Authorize.Net Holdings, Inc., and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of CyberSource Corporation and Authorize.Net Holdings, Inc. in connection with the proposed Mergers and related items. Information regarding the directors and executive officers of Authorize.Net Holdings, Inc. is set forth in the proxy statement filed with the SEC on April 29, 2007, for Authorize.Net Holdings, Inc.’s Special Meeting in Lieu of 2007 Annual Meeting of Stockholders to be held June 29, 2007. Information regarding the directors and executive officers of CyberSource Corporation is set forth in CyberSource Corporation’s proxy statement for CyberSource Corporation’s 2007 annual meeting of stockholders. Investors may obtain additional information regarding the interests of those participants by reading the joint proxy statement/prospectus when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit Number	Description
2.1	Agreement and Plan of Reorganization, dated as of June 17, 2007, by and among CyberSource Corporation, Congress Acquisition-Sub, Inc., Congress Acquisition Sub 1, LLC and Authorize.Net Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CyberSource Corporation
(Registrant)

Date: June 19, 2007	/s/ Steven D. Pellizzer
(Signature)
Steven D. Pellizzer
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Reorganization, dated as of June 17, 2007, by and among CyberSource Corporation, Congress Acquisition-Sub, Inc., Congress Acquisition Sub 1, LLC and Authorize.Net Holdings, Inc.